UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2026

Roku, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38211	26-2087865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1173 Coleman Ave San Jose, California		95110
(Address of Principal Executive Offices)		(Zip Code)
(408) 556-9040
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Class A Common Stock, $0.0001 par value	ROKU	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events
Roku, Inc. (the “Company”) is filing this Current Report on Form 8-K (the “Form 8-K”) to reflect changes to the presentation of its financial information as set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Form 10-K”), as filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2026, in connection with a change in the Company’s segment reporting.
As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2026, as filed with the SEC on May 1, 2026 (the “2026 Q1 Form 10-Q”), effective in the first quarter of fiscal year 2026, the Company updated its internal reporting and reportable segments to reflect the Company’s ongoing evaluation and monitoring of its business. The Company now manages and reports its operating results through three reportable segments defined by: Advertising, Subscriptions, and Devices. Prior to this update, the Company reviewed and managed the new Advertising and Subscriptions segments as a combined Platform segment. All prior period information has been recast to reflect this change in reportable segments. In the 2026 Q1 Form 10-Q, the Company adjusted the unaudited condensed consolidated financial statements for the three months ended March 31, 2025 to reflect the retrospective application of the segment change.
This Form 8-K updates and supersedes the information in the following sections of the 2025 Form 10-K to reflect the retrospective application of the segment change to conform to the new segment presentation:
•Part I, Item 1. Business;
•Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and
•Part II, Item 8. Financial Statements and Supplementary Data.
This Form 8-K will permit the Company to incorporate the recast financial statements by reference, or otherwise, in future SEC filings. The information in this Form 8-K is not an amendment to the 2025 Form 10-K or a restatement of the financial statements included therein.
This Form 8-K does not update any items in the 2025 Form 10-K other than those identified above, nor does it reflect any subsequent information or events other than the change in segment reporting noted above. Without limiting the foregoing, this Form 8-K does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2025 Form 10-K for any information, uncertainties, transactions, risks, events, or trends occurring, or known to management, other than the change in segment reporting described above. For a discussion of events and developments subsequent to the filing of the 2025 Form 10-K, please refer to the Company’s SEC filings since that date.
This Form 8-K, including Exhibit 99.1, should be read in conjunction with the 2025 Form 10-K, the 2026 Q1 Form 10-Q, and any other documents the Company filed with the SEC subsequent to February 13, 2026.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1*	Updated portions of Roku, Inc.’s 2025 Form 10-K

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities and Exchange Act of 1934.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roku, Inc.

Dated: June 18, 2026
	By:	/s/ Dan Jedda
Dan Jedda
Chief Financial Officer and Chief Operating Officer